UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       July 29, 2003

(Exact name of registrant as specified in its charter)

Maryland	001-11543	52-0735512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10275 Little Patuxent Parkway Columbia, Maryland		21044-3456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (410) 992-6000

Not Applicable

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1                                        Press release issued July 29, 2003 regarding earnings for the second quarter of 2003.

Exhibit 99.2                                        Certain supplemental information not included in the press release.

Item 9.  Regulation FD Disclosure.

Incorporated by reference is a press release to be issued by the registrant on July 29, 2003, regarding earnings for the second quarter of 2003, attached as Exhibit 99.1.  Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2.  This information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition, of Form 8-K.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Management of the registrant will discuss these materials in a conference call on July 29, 2003 at 4:00 p.m. EDT.  The call in number for the conference call is 1-877-576-9887.  These materials are also available at the registrant’s website, www.therousecompany.com.  Users may access the press release by clicking on “Investor Relations,” then “Press Releases.”  Users may access the supplemental information by clicking on “Investor Relations,” then “Financial Reports.”  The supplemental information will be found under the heading “Investors’ Supplemental Materials.”

Item 12.  Results of Operations and Financial Condition.

See Item 9 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2003	THE ROUSE COMPANY

		By:	/s/ Melanie M. Lundquist
Melanie M. Lundquist
Senior Vice President and
Corporate Controller